                                                                    EXHIBIT 99.4

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 20, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                            SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE     FULL DOC  FULL-ALT DOC  LIMITED DOC  LITE DOC  STATED DOC  STRMLINED DOC  ALL DOCS   WAC   AVG PRIN BAL  CURRENT LTV
-----------------------------------------------------------------------------------------------------------------------------------
(50 increment)
451 TO 500       0.03%       0.00%        0.00%       0.03%      0.01%        0.00%         0.07%  8.083%  136,204.52      76.93%
501 TO 550       3.20%       0.11%        0.31%       0.09%      0.84%        0.00%         4.55%  7.611%  168,650.41      76.24%
551 TO 600       8.88%       0.76%        1.45%       0.31%      1.81%        0.18%        13.39%  7.032%  201,449.11      81.48%
601 TO 650      15.14%       2.79%        4.35%       1.63%      4.56%        3.91%        32.39%  6.774%  235,113.87      82.82%
651 TO 700      11.63%       3.35%        3.18%       1.28%      3.66%        6.28%        29.38%  6.608%  246,732.23      83.61%
701 TO 750       6.64%       0.49%        1.33%       0.60%      1.87%        2.76%        13.69%  6.333%  262,014.40      82.99%
751 TO 800       3.06%       0.25%        0.44%       0.24%      1.01%        1.20%         6.21%  6.131%  280,652.54      79.32%
801 TO 850       0.12%       0.00%        0.00%       0.00%      0.08%        0.13%         0.33%  6.069%  359,766.48      79.56%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL           48.71%       7.75%       11.05%       4.19%     13.84%       14.45%       100.00%  6.696%  234,713.58      82.36%
--------------------------------------------------------------------------------------------------------------------------------

LTV & FICO

  CURRENT LTV        FICO <=500   501-550    551-600    601-650   651-700   701-750   751-800   801-850    TOTAL    AVG PRIN BAL
--------------------------------------------------------------------------------------------------------------------------------
(10 increment)
10.01 TO 20.00          0.00%      0.00%      0.01%      0.00%     0.01%      0.00%    0.00%     0.00%      0.02%     52,853.21
20.01 TO 30.00          0.00%      0.01%      0.06%      0.03%     0.00%      0.00%    0.00%     0.00%      0.10%     95,986.49
30.01 TO 40.00          0.00%      0.04%      0.03%      0.04%     0.10%      0.04%    0.06%     0.00%      0.31%    153,451.07
40.01 TO 50.00          0.00%      0.13%      0.20%      0.25%     0.13%      0.09%    0.03%     0.00%      0.83%    177,928.75
50.01 TO 60.00          0.00%      0.09%      0.22%      0.55%     0.54%      0.09%    0.31%     0.00%      1.79%    221,134.46
60.01 TO 70.00          0.01%      0.98%      1.28%      1.41%     0.76%      0.73%    0.53%     0.00%      5.69%    257,431.93
70.01 TO 80.00          0.05%      1.61%      4.82%     16.56%    15.32%      7.78%    3.90%     0.26%     50.30%    324,274.53
80.01 TO 90.00          0.01%      1.60%      4.56%      7.12%     6.11%      2.24%    0.61%     0.04%     22.29%    267,018.03
90.01 TO 100.00         0.00%      0.10%      2.20%      6.43%     6.40%      2.73%    0.78%     0.03%     18.67%    125,113.78
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                   0.07%      4.55%     13.39%     32.39%    29.38%     13.69%    6.21%     0.33%    100.00%    234,713.58
-------------------------------------------------------------------------------------------------------------------------------

  CURRENT LTV            WAC    GROSS MARGIN   LIMITED DOC   STATED DOC
-----------------------------------------------------------------------
(10 increment)
10.01 TO 20.00          6.530       5.975         0.000%        0.000%
20.01 TO 30.00          6.578       6.123         9.746%       49.432%
30.01 TO 40.00          6.212       5.739         0.000%       26.240%
40.01 TO 50.00          6.318       5.813        21.410%       30.911%
50.01 TO 60.00          6.220       5.874         6.137%       34.513%
60.01 TO 70.00          6.318       5.729         4.433%       37.503%
70.01 TO 80.00          6.081       5.568        10.901%       13.070%
80.01 TO 90.00          6.573       6.156        12.245%       18.389%
90.01 TO 100.00         8.686       6.569        12.279%        0.113%
---------------------------------------------------------------------
TOTAL                   6.696       5.823        11.054%       13.835%
---------------------------------------------------------------------

PRIN BALANCE & FICO

    PRIN BALANCE     FICO <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV   WAC
---------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
1 TO 50,000            0.00%      0.07%    0.20%     0.34%    0.24%    0.08%   0.03%    0.00%     0.96%     86.97%    9.449
50,001 TO 100,000      0.02%      0.74%    1.70%     3.35%    2.79%    1.10%   0.49%    0.00%    10.18%     89.85%    8.860
100,001 TO 150,000     0.01%      0.69%    1.40%     2.42%    2.43%    1.00%   0.30%    0.01%     8.25%     88.52%    8.404
150,001 TO 200,000     0.00%      0.47%    0.71%     1.46%    0.92%    0.46%   0.14%    0.02%     4.18%     82.71%    7.415
200,001 TO 250,000     0.00%      0.31%    0.34%     0.43%    0.16%    0.21%   0.05%    0.00%     1.49%     79.08%    6.705
250,001 TO 300,000     0.00%      0.05%    0.33%     0.50%    0.27%    0.08%   0.13%    0.00%     1.37%     78.37%    6.188
300,001 TO 350,000     0.03%      0.24%    1.24%     2.23%    1.93%    1.24%   0.31%    0.00%     7.23%     81.77%    6.256
350,001 TO 400,000     0.00%      0.91%    2.13%     5.11%    5.35%    2.44%   1.19%    0.08%    17.20%     80.59%    6.185
400,001 TO 450,000     0.00%      0.39%    1.94%     4.01%    2.63%    1.82%   1.07%    0.17%    12.03%     82.42%    6.285
450,001 TO 500,000     0.00%      0.39%    1.60%     4.06%    4.02%    1.74%   0.82%    0.00%    12.64%     79.98%    6.147
500,001 TO 550,000     0.00%      0.22%    0.59%     2.50%    2.62%    1.23%   0.64%    0.05%     7.85%     79.36%    5.965
550,001 TO 600,000     0.00%      0.00%    0.64%     2.87%    2.17%    0.81%   0.35%    0.00%     6.84%     81.32%    5.978
600,001 TO 650,000     0.00%      0.06%    0.25%     0.71%    1.60%    0.38%   0.25%    0.00%     3.26%     80.16%    6.070
650,001 TO 700,000     0.00%      0.00%    0.14%     1.09%    1.04%    0.41%   0.07%    0.00%     2.74%     79.11%    6.078
700,001 TO 750,000     0.00%      0.00%    0.08%     0.66%    0.81%    0.36%   0.30%    0.00%     2.22%     80.21%    5.943
750,001 TO 800,000     0.00%      0.00%    0.00%     0.56%    0.16%    0.23%   0.00%    0.00%     0.95%     80.24%    5.827
800,001 TO 850,000     0.00%      0.00%    0.09%     0.08%    0.09%    0.00%   0.08%    0.00%     0.34%     73.66%    6.346
850,001 TO 900,000     0.00%      0.00%    0.00%     0.00%    0.18%    0.09%   0.00%    0.00%     0.27%     75.86%    5.704
---------------------------------------------------------------------------------------------------------------------------
TOTAL                  0.07%      4.55%   13.39%    32.39%   29.38%   13.69%   6.21%    0.33%   100.00%     82.36%    6.696
---------------------------------------------------------------------------------------------------------------------------

    PRIN BALANCE       GROSS MARGIN  LIMITED DOC  STATED DOC
------------------------------------------------------------
(50,000 increments)
1 TO 50,000               7.047         5.64%        6.86%
50,001 TO 100,000         6.645         6.03%        5.51%
100,001 TO 150,000        6.395        10.37%        7.63%
150,001 TO 200,000        6.378        12.90%       10.54%
200,001 TO 250,000        6.283         7.75%       25.78%
250,001 TO 300,000        5.676         5.79%       19.72%
300,001 TO 350,000        5.820         6.65%       19.13%
350,001 TO 400,000        5.794         6.97%       18.71%
400,001 TO 450,000        5.883         7.20%       16.46%
450,001 TO 500,000        5.707        15.31%       14.66%
500,001 TO 550,000        5.640        12.23%       15.69%
550,001 TO 600,000        5.543        16.30%       13.54%
600,001 TO 650,000        5.633        23.36%       13.82%
650,001 TO 700,000        5.729        15.04%        7.47%
700,001 TO 750,000        5.502        33.82%        3.24%
750,001 TO 800,000        5.207        33.36%        8.50%
800,001 TO 850,000        5.165         0.00%       24.97%
850,001 TO 900,000        4.000         0.00%        0.00%
---------------------------------------------------------
TOTAL                     5.823        11.05%       13.84%
---------------------------------------------------------

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM   <=500  501-550  551-600    601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV    WAC
-----------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                         0.00%   1.04%    2.39%       5.76%   5.34%    2.10%    1.13%    0.10%    17.86%    84.02%     7.2044
12                        0.00%   0.11%    0.99%       2.51%   1.25%    0.46%    0.37%    0.00%     5.69%    81.52%     6.6405
24                        0.03%   2.66%    7.36%      16.75%  15.03%    6.56%    2.71%    0.15%    51.26%    82.85%     6.5087
36                        0.03%   0.74%    2.65%       7.30%   7.77%    4.57%    1.99%    0.08%    25.13%    80.40%     6.7281
60                        0.00%   0.00%    0.00%       0.06%   0.00%    0.00%    0.00%    0.00%     0.06%    79.60%     7.0000
------------------------------------------------------------------------------------------------------------------------------
TOTAL                     0.07%   4.55%   13.39%      32.39%  29.38%   13.69%    6.21%    0.33%   100.00%    82.36%     6.6959
------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM   GROSS MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
-----------------------------------------------------------------------------
(whatever increments)
0                            6.0038      216,815.22      11.90%      13.82%
12                           5.7841      328,151.68      17.84%      16.12%
24                           5.7849      251,920.11      11.25%      11.37%
36                           5.7502      204,711.00       8.55%      18.40%
60                           5.1250      577,105.56       0.00%       0.00%
--------------------------------------------------------------------------
TOTAL                        5.8229      234,713.58      11.05%      13.84%
--------------------------------------------------------------------------

MORTG RATES & FICO

MORTG RATES          FICO <=500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV    WAC
---------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
3.501 TO 4.000          0.00%     0.00%    0.00%     0.00%    0.01%   0.00%    0.04%    0.00%     0.06%     79.82%      3.990
4.001 TO 4.500          0.00%     0.00%    0.00%     0.11%    0.06%   0.42%    0.22%    0.00%     0.80%     79.31%      4.458
4.501 TO 5.000          0.00%     0.00%    0.10%     0.87%    2.33%   1.29%    0.85%    0.08%     5.52%     79.49%      4.902
5.001 TO 5.500          0.00%     0.00%    0.32%     3.91%    4.73%   2.73%    1.31%    0.00%    13.01%     78.82%      5.347
5.501 TO 6.000          0.00%     0.17%    2.00%     7.92%    6.62%   3.39%    1.59%    0.13%    21.82%     78.66%      5.861
6.001 TO 6.500          0.00%     0.57%    2.82%     6.90%    6.07%   2.38%    0.95%    0.08%    19.77%     80.23%      6.325
6.501 TO 7.000          0.00%     0.83%    3.33%     4.79%    3.45%   1.06%    0.38%    0.00%    13.84%     82.87%      6.826
7.001 TO 7.500          0.00%     0.91%    1.66%     2.29%    1.21%   0.41%    0.12%    0.00%     6.60%     81.92%      7.309
7.501 TO 8.000          0.06%     0.67%    1.36%     1.35%    0.67%   0.14%    0.03%    0.00%     4.28%     83.73%      7.801
8.001 TO 8.500          0.00%     0.62%    0.70%     0.43%    0.34%   0.53%    0.20%    0.00%     2.82%     87.41%      8.314
8.501 TO 9.000          0.01%     0.33%    0.38%     0.32%    0.67%   0.32%    0.07%    0.00%     2.09%     92.41%      8.825
9.001 TO 9.500          0.00%     0.21%    0.14%     0.24%    0.62%   0.13%    0.07%    0.02%     1.42%     94.92%      9.389
9.501 TO 10.000         0.00%     0.18%    0.14%     0.77%    0.83%   0.39%    0.17%    0.00%     2.48%     97.21%      9.885
10.001 TO 10.500        0.00%     0.06%    0.13%     0.50%    0.46%   0.12%    0.05%    0.00%     1.30%     97.33%     10.404
10.501 TO 11.000        0.00%     0.02%    0.22%     1.63%    1.02%   0.27%    0.09%    0.01%     3.26%     98.64%     10.856
11.001 TO 11.500        0.00%     0.00%    0.01%     0.03%    0.03%   0.03%    0.00%    0.00%     0.10%     98.34%     11.385
11.501 TO 12.000        0.00%     0.00%    0.03%     0.15%    0.09%   0.01%    0.00%    0.00%     0.29%     97.66%     11.943
12.001 TO 12.500        0.00%     0.00%    0.02%     0.08%    0.05%   0.05%    0.04%    0.00%     0.25%     99.31%     12.367
12.501 TO 13.000        0.00%     0.00%    0.03%     0.11%    0.11%   0.01%    0.01%    0.00%     0.27%     99.46%     12.864
13.001 TO 13.500        0.00%     0.00%    0.00%     0.00%    0.00%   0.00%    0.00%    0.00%     0.01%     99.93%     13.154
13.501 TO 14.000        0.00%     0.00%    0.00%     0.00%    0.01%   0.00%    0.00%    0.00%     0.01%     99.98%     13.795
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  0.07%     4.55%   13.39%    32.39%   29.38%  13.69%    6.21%    0.33%   100.00%     82.36%    6.69588
-----------------------------------------------------------------------------------------------------------------------------

MORTG RATES          GROSS MARGIN  AVG PRIN BAL  LIMITED DOC  STATED DOC
------------------------------------------------------------------------
(50 bps increment)
3.501 TO 4.000          5.2552      272,195.38      0.00%        0.00%
4.001 TO 4.500          4.6529      412,562.58     10.51%        7.27%
4.501 TO 5.000          4.9405      406,435.21     13.38%        3.80%
5.001 TO 5.500          5.2333      396,960.15     13.52%       10.65%
5.501 TO 6.000          5.5677      374,779.43      9.86%       17.87%
6.001 TO 6.500          5.8399      330,872.60     10.57%       16.39%
6.501 TO 7.000          6.2018      276,128.15     12.06%       18.48%
7.001 TO 7.500          6.5115      222,209.06     10.82%       13.32%
7.501 TO 8.000          6.7554      169,489.48      7.99%       22.18%
8.001 TO 8.500          7.4891      114,422.46     10.95%       10.77%
8.501 TO 9.000          7.9037       93,407.83     12.90%        4.21%
9.001 TO 9.500          8.0845       90,832.56     11.35%        3.63%
9.501 TO 10.000         8.2035       94,956.49     12.92%        2.76%
10.001 TO 10.500        8.4121       89,856.93      6.67%        3.72%
10.501 TO 11.000        8.2500       91,355.18     10.19%        1.95%
11.001 TO 11.500             -       72,170.79      0.00%       15.80%
11.501 TO 12.000             -       66,100.36      4.17%        1.54%
12.001 TO 12.500             -       69,555.06      6.86%        3.99%
12.501 TO 13.000             -       48,302.09      0.00%        1.19%
13.001 TO 13.500             -       27,523.72      0.00%        0.00%
13.501 TO 14.000             -       55,552.95      0.00%        0.00%
---------------------------------------------------------------------
TOTAL:                  5.8229      234,713.58     11.05%       13.84%
----------------------------------------------------------------------

MORTG RATES & LTV

   MORTG RATES      LTV 0-10  LTV 11-20  21-30  31-40  41-50  51-60  61-70   71-80   81-90  91-100   TOTAL   AVG FICO  GROSS MARGIN
-----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
3.501 TO 4.000        0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.06%   0.00%   0.00%    0.06%   768.400      5.255
4.001 TO 4.500        0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.02%   0.74%   0.04%   0.00%    0.80%   719.920      4.653
4.501 TO 5.000        0.00%     0.00%    0.00%  0.02%  0.09%  0.01%  0.14%   4.09%   1.14%   0.05%    5.52%   696.260      4.941
5.001 TO 5.500        0.00%     0.00%    0.00%  0.06%  0.10%  0.27%  0.94%   9.45%   1.73%   0.45%   13.01%   677.970      5.233
5.501 TO 6.000        0.00%     0.01%    0.01%  0.15%  0.22%  0.59%  1.86%  13.43%   4.49%   1.07%   21.82%   662.360      5.568
6.001 TO 6.500        0.00%     0.00%    0.05%  0.00%  0.19%  0.62%  1.14%  10.55%   5.48%   1.73%   19.77%   650.710      5.840
6.501 TO 7.000        0.00%     0.01%    0.01%  0.02%  0.10%  0.08%  0.59%   6.32%   4.35%   2.35%   13.84%   632.020      6.202
7.001 TO 7.500        0.00%     0.00%    0.02%  0.01%  0.08%  0.12%  0.39%   3.17%   1.77%   1.05%    6.60%   617.960      6.511
7.501 TO 8.000        0.00%     0.00%    0.00%  0.02%  0.01%  0.06%  0.30%   1.47%   1.39%   1.02%    4.28%   605.100      6.755
8.001 TO 8.500        0.00%     0.00%    0.00%  0.01%  0.02%  0.03%  0.16%   0.59%   0.89%   1.12%    2.82%   627.080      7.489
8.501 TO 9.000        0.00%     0.00%    0.00%  0.00%  0.00%  0.02%  0.04%   0.29%   0.40%   1.34%    2.09%   635.930      7.904
9.001 TO 9.500        0.00%     0.00%    0.00%  0.01%  0.00%  0.00%  0.04%   0.10%   0.16%   1.10%    1.42%   647.030      8.085
9.501 TO 10.000       0.00%     0.00%    0.00%  0.01%  0.00%  0.00%  0.06%   0.02%   0.20%   2.19%    2.48%   659.830      8.203
10.001 TO 10.500      0.00%     0.00%    0.00%  0.00%  0.03%  0.00%  0.01%   0.03%   0.03%   1.21%    1.30%   647.450      8.412
10.501 TO 11.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.01%   0.00%   0.15%   3.10%    3.26%   650.700      8.250
11.001 TO 11.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.02%   0.08%    0.10%   671.270          -
11.501 TO 12.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.04%   0.25%    0.29%   641.630          -
12.001 TO 12.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.01%   0.24%    0.25%   677.410          -
12.501 TO 13.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.27%    0.27%   649.990          -
13.001 TO 13.500      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.01%    0.01%   632.180          -
13.501 TO 14.000      0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.01%    0.01%   678.010          -
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TOTAL:                0.00%     0.02%    0.10%  0.31%  0.83%  1.79%  5.69%  50.30%  22.29%  18.67%  100.00%   652.440      5.823
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
   MORTG RATES       AVG PRIN BAL  LIMITED DOC  STATED DOC
----------------------------------------------------------
(50 bps increment)
3.501 TO 4.000        272,195.38      0.00%        0.00%
4.001 TO 4.500        412,562.58     10.51%        7.27%
4.501 TO 5.000        406,435.21     13.38%        3.80%
5.001 TO 5.500        396,960.15     13.52%       10.65%
5.501 TO 6.000        374,779.43      9.86%       17.87%
6.001 TO 6.500        330,872.60     10.57%       16.39%
6.501 TO 7.000        276,128.15     12.06%       18.48%
7.001 TO 7.500        222,209.06     10.82%       13.32%
7.501 TO 8.000        169,489.48      7.99%       22.18%
8.001 TO 8.500        114,422.46     10.95%       10.77%
8.501 TO 9.000         93,407.83     12.90%        4.21%
9.001 TO 9.500         90,832.56     11.35%        3.63%
9.501 TO 10.000        94,956.49     12.92%        2.76%
10.001 TO 10.500       89,856.93      6.67%        3.72%
10.501 TO 11.000       91,355.18     10.19%        1.95%
11.001 TO 11.500       72,170.79      0.00%       15.80%
11.501 TO 12.000       66,100.36      4.17%        1.54%
12.001 TO 12.500       69,555.06      6.86%        3.99%
12.501 TO 13.000       48,302.09      0.00%        1.19%
13.001 TO 13.500       27,523.72      0.00%        0.00%
13.501 TO 14.000       55,552.95      0.00%        0.00%
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TOTAL:                234,713.58     11.05%       13.84%
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